Exhibit 99.1

EyePoint Pharmaceuticals Investor Day to Highlight EYP-1901 and Durasert® Technology Developments and Provide a Financial Update

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Positive 12-Month Safety and Efficacy Data from Phase 1 DAVIO Clinical Trial Evaluating EYP-1901 for the Treatment of Wet AMD announced at ASRS 2022 Annual Meeting

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Phase 2 clinical trial (DAVIO 2) in wet AMD and in non-proliferative diabetic retinopathy (NPDR) patient dosing anticipated in Q3 2022

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Net product revenue of $11.3 million in Q2 2022; a 30% increase from Q2 2021

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$171 million of cash and investments at June 30, 2022

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CMS Draft Hospital Outpatient Rule does not extend pass-through status of expiring drugs which will impact reimbursement for DEXYCU® after December 31, 2022

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Investor Day live webcast today, July 18, 2022 at 8 a.m. ET

WATERTOWN, Mass., July 18, 2022 (GLOBE NEWSWIRE) – EyePoint Pharmaceuticals, Inc. (NASDAQ: EYPT), a pharmaceutical company committed to developing and commercializing therapeutics to improve the lives of patients with serious eye disorders, today announced the Company will highlight historical and ongoing developments for its lead pipeline program, EYP-1901 and its Durasert platform technology, and will also provide a financial update during its Investor Day today, Monday July 18, 2022, from 8:00 a.m. to 11 a.m. ET.

“EyePoint is helping to change the treatment paradigm of wet AMD using a ‘treat to maintain’ maintenance therapy approach with EYP-1901, an investigational sustained delivery anti-VEGF treatment,” said Nancy Lurker, Chief Executive Officer of EyePoint Pharmaceuticals. “We are excited to share updated pre-clinical and human data for EYP-1901 during our Investor Day, along with the 12-month DAVIO Phase 1 clinical trial data, which we just released last week at the American Society of Retinal Surgeons (ASRS) Annual Meeting.”

Investor Day will feature commentary from EyePoint’s management team as well as key opinion leader guest speakers, Carl D. Regillo, M.D., FACS, Professor of Ophthalmology, Thomas Jefferson University and Charles C. Wykoff, M.D., Ph.D., Director of Research, Retina Consultants of Texas.

Investor Day Highlights:

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Nancy Lurker, Chief Executive Officer will present an overview of the Company.
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Jay Duker M.D., Chief Operating Officer will present an overview of EYP-1901 using a bioerodible formulation of EyePoint’s proprietary Durasert® technology for sustained intraocular drug delivery, which has been safely administered to over 80,000 patients’ eyes across four U.S. FDA approved products.

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Said Saim, Ph.D., Chief Technology Officer, will present an overview of EYP-1901 preclinical data, including its development and formulation and new pre-clinical data highlighting neuroprotection potential for EYP-1901.
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Carl Regillo, M.D., FACS, Professor of Ophthalmology, Thomas Jefferson University, will present the 12-month safety and efficacy data from the Phase 1 DAVIO clinical trial evaluating EYP-1901 for the potential treatment of wet AMD that showed continued positive safety and efficacy for EYP-1901 including no serious ocular adverse events and 35% of patients out to 12 months with no supplemental anti-VEGF treatment after the initial EYP-1901 insert was administered.
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Charles Wykoff, M.D., Ph.D., Director of Research, Retina Consultants of Texas, and Jay Duker M.D., Chief Operating Officer, will discuss the potential opportunity of EYP-1901 as a “treat to maintain” maintenance therapy for wet AMD.
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Dario Paggiarino, M.D., Chief Medical Officer will present the EYP-1901 Phase 2 plans in wet AMD and NPDR with first patient dosing anticipated in Q3 2022. He will also provide an update on two ongoing Phase 4 studies for YUTIQ®, (fluocinolone acetonide intravitreal implant) 0.18 mg, for the treatment of chronic, non-infectious uveitis affecting the posterior segment of the eye.
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George Elston, Chief Financial Officer, will provide a financial update on Q2 2022 performance with net product revenue of $11.3 million for the quarter and cash and investments of $171 million at June 30, 2022. He will also discuss the potential impact of the 2023 CMS Draft HOPPS (Hospital Outpatient) rule released last week in which CMS has indicated its intention not to provide further pass-through extension to expiring products, including DEXYCU. If the draft rule becomes final, DEXYCU will lose pass-through separate reimbursement status on December 31, 2022 and will instead be bundled into the general Cataract procedure reimbursement code starting on January 1, 2023.

The preliminary second quarter 2022 revenue results and cash and investments on hand included in this release were calculated prior to the completion of a review by the Company’s independent registered public accounting firm and are therefore subject to adjustment.

Investor Day Webcast Information

A webcast and subsequent archived replay of the presentation may be accessed via the Investors section of the Company website at www.eyepointpharma.com. The replay will be available for 90 days after the event.

About EYP-1901

EYP-1901 is being developed as an investigational sustained delivery treatment, initially in wet age-related macular degeneration (wet AMD) combining a bioerodible formulation of EyePoint's proprietary Durasert® delivery technology with vorolanib, a tyrosine kinase inhibitor. Positive twelve-month safety and efficacy data from the Phase 1 DAVIO clinical trial of EYP-1901 showed no reports of ocular or drug-related systemic serious adverse events and no dose limiting toxicities with stable visual acuity and OCT. Further, 53% of eyes did not require supplemental anti-VEGF injections up to six months following a single dose of EYP-1901. Phase 2 clinical trials for wet AMD (DAVIO 2) and non-proliferative diabetic retinopathy are expected to begin dosing patients in Q3 2022. A Phase 2 clinical trial is planned for diabetic macular edema in 2023. Vorolanib is licensed to EyePoint exclusively by Equinox Sciences for the localized treatment of all ophthalmic diseases.

About EyePoint Pharmaceuticals

EyePoint Pharmaceuticals (Nasdaq: EYPT) is a pharmaceutical company committed to developing and commercializing therapeutics to help improve the lives of patients with serious eye disorders. The Company's pipeline leverages its proprietary Durasert® technology for sustained intraocular drug delivery including EYP-1901, an investigational sustained delivery intravitreal anti-VEGF treatment initially targeting wet age-related macular degeneration. The proven Durasert drug delivery platform has been safely administered to thousands of patients' eyes across four U.S. FDA approved products, including YUTIQ® for the treatment of chronic non-infectious uveitis affecting the posterior segment of the eye, which is currently marketed by the Company. EyePoint Pharmaceuticals is headquartered in Watertown, Massachusetts.

Forward Looking Statements

EYEPOINT PHARMACEUTICALS SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION ACT OF 1995: To the extent any statements made in this press release deal with information that is not historical, these are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the use of proceeds for the offering and other statements identified by words such as “will,” “potential,” “could,” “can,” “believe,” “intends,” “continue,” “plans,” “expects,” “anticipates,” “estimates,” “may,” other words of similar meaning or the use of future dates. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause EyePoint’s actual results to be materially different than those expressed in or implied by EyePoint’s forward-looking statements. For EyePoint, this includes uncertainties regarding the timing and clinical development of our product candidates, including EYP-1901; the potential for EYP-1901 as a sustained delivery intravitreal anti-VEGF treatment for serious eye diseases, including wet age-related macular degeneration; the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; the success of current and future license agreements; our dependence on contract research organizations, co-promotion partners, and other outside vendors and service providers; effects of competition and other developments affecting sales of our commercialized products, YUTIQ® and DEXYCU®; market acceptance of our products; product liability; industry consolidation; compliance with environmental laws; risks and costs of international business operations; volatility of stock price; possible dilution; absence of dividends; the continued impact of the COVID-19 pandemic on EyePoint’s business, the medical community and the global economy; and the impact of general business and economic conditions. More detailed information on these and additional factors that could affect EyePoint’s actual results are described in EyePoint’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as revised or supplemented by its Quarterly Reports on Form 10-Q and other documents filed with the SEC. All forward-looking statements in this news release speak only as of the date of this news release. EyePoint undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Investors:

Christina Tartaglia
Stern IR
Direct: 212-698-8700
christina.tartaglia@sternir.com

Media Contact:

Amy Phillips

Green Room Communications

Direct: 412-327-9499

aphillips@greenroompr.com